EXHIBIT 99.4

REVOCABLE PROXY

Spartan Stores, Inc.

Annual Meeting of Shareholders

The undersigned hereby appoints James B. Meyer, and David M. Staples, and each of them, of Spartan Stores, Inc. ("Spartan Stores"), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Class A common stock of Spartan Stores that the undersigned is entitled to vote at Spartan Stores' Annual Meeting of Shareholders (the "Meeting"), to be held on July 18, 2000, at the Crowne Plaza Grand Rapids, located at 5700 28th Street, SE, Grand Rapids, Michigan 49546, at 2:00 p.m., local time, and any and all adjournments and postponements thereof, as follows:

1.	Election of Directors

	[ ]	For all nominees listed below

	[ ]	Withhold authority to vote for all nominees listed below

Alex J. DeYonker, Elson S. Floyd, PhD., James B. Meyer, Elizabeth A. Nickels, and Russell H. VanGilder, Jr.

          (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in space below.)

The Board of Directors recommends a vote "FOR" election of each of the nominees listed above.
2.	Approval of Amendments to the Spartan Stores, Inc. Articles of Incorporation and Bylaws

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The Board of Directors recommends a vote "FOR"approval of the amendments to the Spartan Stores, Inc. Articles of Incorporation and Bylaws
3.	Proposal to Confirm the Appointment of Deloitte & Touche LLP as Spartan Stores' Independent Auditors for the Current Fiscal Year

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The Board of Directors recommends a vote "FOR" confirmation of Deloitte & Touche LLP as Spartan Stores' independent auditors for the current fiscal year
4.	In their discretion, to ratify the acts or proceedings, or both, of the directors and officers of Spartan Stores that may be submitted to the Meeting.

	[ ]	For discretionary authority

	[ ]	Withhold discretionary authority

5.	In their discretion, to vote in accordance with their judgment on any matter that may come before the Meeting.

	[ ]	For discretionary authority

	[ ]	Withhold discretionary authority

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS LISTED ABOVE; FOR APPROVAL OF THE AMENDMENTS TO THE SPARTAN STORES, INC. ARTICLES OF INCORPORATION AND BYLAWS; FOR CONFIRMATION OF DELOITTE & TOUCHE LLP AS SPARTAN'S INDEPENDENT AUDITORS; FOR RATIFICATION OF THE ACTS OR PROCEEDINGS SUBMITTED TO THE MEETING; AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF SPARTAN STORES, INC.

This proxy may be revoked at any time before it is voted by: (1) filing with the Secretary of Spartan Stores at or before the Meeting a written notice of revocation bearing a later date than this proxy; (2) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Spartan Stores at or before the Meeting; or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Spartan Stores, prior to the execution of this proxy, of a Notice of the Annual Meeting and a Prospectus and Joint Proxy Statement.

Date:______________________, 2000 Number of Shares _____________________ Store Number ________________________

PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER

PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE